UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2006

HUNTSMAN INTERNATIONAL LLC

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-85141	87-0630358
(Commission File Number)	(IRS Employer Identification No.)

500 Huntsman Way Salt Lake City, Utah	84108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (801) 584-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 5, 2006, Huntsman Petrochemical Corporation (“Huntsman Petrochemical”) and Huntsman Fuels, L.P. (“Huntsman Fuels” and together with Huntsman Petrochemical, the “Sellers”), each a subsidiary of Huntsman International LLC (“HI LLC”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Texas Petrochemicals, LP (“Texas Petrochemicals”), pursuant to which Texas Petrochemicals has agreed to acquire certain assets comprising the Sellers’ U.S. butadiene and MTBE business. Pursuant to the Purchase Agreement, Texas Petrochemicals has agreed to pay the Sellers $269 million, which will be reduced by an amount to be determined at closing related to certain repair and installation costs to be paid by the Sellers prior to closing. The purchase price is also subject to a working capital adjustment. The transaction is conditioned upon, among other things, receipt of necessary approvals under applicable antitrust laws and other relevant regulatory authorities and other customary closing conditions.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On April 6, 2006, Huntsman Corporation, the parent of HI LLC, issued a press release announcing the execution of the Purchase Agreement, a copy of which press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title

2.1	Asset Purchase Agreement by and among Huntsman Petrochemical Corporation, Huntsman Fuels, L.P. and Texas Petrochemicals, L.P. dated as of April 5, 2006.*

99.1	Press Release dated April 6, 2006.

*            Schedules to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Huntsman will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN INTERNATIONAL LLC

Date: April 11, 2006	By:	/s/	JOHN R. HESKETT
	Name:		John R. Heskett
	Title:		Vice President, Corporate Development and Investor Relations

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Asset Purchase Agreement by and among Huntsman Petrochemical Corporation, Huntsman Fuels, L.P. and Texas Petrochemicals, L.P. dated as of April 5, 2006.*

99.1	Press Release dated April 6, 2006.

*            Schedules to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Huntsman will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.